Exhibit 99.2

Tracy Wolstencroft

Restricted Stock Unit Participation

Agreement

This Restricted Stock Unit Participation Agreement (the “Agreement”) is dated as of this 3rd day of February, 2014 and sets forth the terms and conditions of the Award described below made by Heidrick & Struggles International, Inc. (the “Company”) to Tracy Wolstencroft (the “Participant”), pursuant to the 2012 Heidrick & Struggles GlobalShare Program (the “Program”).

As of February 3, 2014 (the “Grant Date”), the Company has granted 125,000 Restricted Stock Units (“RSUs”) to the Participant as set forth herein. The RSUs are granted pursuant to the Program and are governed by the terms and conditions of the Program. All defined terms used herein, unless specifically defined in this Agreement, have the meanings assigned to them in the Program. The Participant agrees to be bound by all terms and conditions of the Agreement and the Program, and has received and reviewed a copy of the Program and the Prospectus for the Program dated May 25, 2012.

The RSUs granted under this Agreement shall not become valid or enforceable unless and until the Participant executes the Agreement and it is accepted by the Company. By the Participant’s signature and the Company’s signature below, the Participant and the Company agree that this constitutes the signature page of the Agreement. Participant further agrees that the RSUs are granted under and governed by the terms and conditions of the Agreement and the Program. Agreements that are not signed and returned are considered null and void.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed the Agreement as of the date first set forth above.

/s/ Tracy Wolstencroft
Name: Tracy Wolstencroft

Heidrick & Struggles International, Inc.

By	/s/ Richard I. Beattie
Name: Richard I. Beattie Title: Chairman of the Board of Directors

NOW, THEREFORE, in consideration of the agreements of the Participant herein provided and pursuant to the Program, the parties agree as follows:

1. Definitions. All capitalized terms used herein, unless specifically defined herein, shall have the same meanings as established in the Program.

2. Participation. Pursuant to the Program and contingent upon the execution of the Agreement, the Company hereby grants to the Participant an award of 125,000 RSUs subject to the terms and conditions herein. As a material condition and inducement to the Company’s grant of RSUs to the Participant, the Participant agrees that he or she has received and reviewed the Program and the Prospectus, and further agrees to be bound by all of the terms and conditions of the Agreement and the Program, as may be amended by the Company from time to time.

3. Vesting of RSUs.

(a) Subject to Section 3(b) and Section 4 below, all RSUs granted under the Agreement shall vest in accordance with the schedule set forth below; provided the Participant has been in Continuous Service through each vesting date. For purposes of the Agreement, “Continuous Service” shall mean the Participant’s service with the Company or any Subsidiary or Affiliate as an employee, or the Participant’s service as a member of the Board of Directors of the Company, has not been interrupted or terminated, and shall include any period during which the Participant is on an approved leave of absence from the Company or its Subsidiaries or Affiliates.

Vesting Date	Number of RSUs Vesting
3rd Anniversary of Grant Date	41,666
4th Anniversary of Grant Date	41,667
5th Anniversary of Grant Date	41,667

(b) Notwithstanding the terms of Section 3(a) above, if the Participant’s Continuous Service is terminated by the Company without Cause or by the Participant for Good Reason (as such terms are defined in the employment letter agreement between the Company and the Participant dated as of February 2, 2014), or due to death or Disability, the Participant shall be deemed vested in the greater of (x) the number of RSUs which shall have previously vested through the date of termination of such Continuous Service and (y) a pro-rata percentage of the RSUs equal to the percentage of the 5 year period commencing as of the Grant Date that shall have elapsed through the date of such termination of Continuous Service (which percentage, in the event of a termination of employment by the Company without Cause or by the Participant for Good Reason, shall in no event be less than 40%).

(c) In the case of a Participant who is both an employee of the Company or any Subsidiary or Affiliate and a member of the Board of Directors of the Company, Continuous

Service shall not end until the Participant’s service as both an employee and a director terminates.

4. Change in Control

(a) Unless the Committee determines otherwise, upon a Change in Control if the RSUs are Assumed by the entity effecting the Change in Control (or a successor or parent corporation), the RSUs will vest as provided in Section 3(a) or, if earlier, will become fully vested upon the Participant’s termination of Continuous Service during the two-year period beginning on the date of a Change in Control, if such termination is due to: (i) a termination by the Company without Cause or (ii) a voluntary termination by the Participant due to the existence of Good Reason.

(b) Unless the Committee determines otherwise, upon the occurrence of a Change in Control, if the RSUs are not Assumed by the entity effecting the Change in Control (or a successor or parent corporation), the RSUs will become fully vested on the date of the Change in Control. For each RSU covered by this Agreement which then has not otherwise expired, the Participant will receive a payment equal to the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) which holders of Company Shares received (or will receive) in the Change in Control transaction multiplied by each share of Company Shares represented by the RSUs covered by this Agreement that have then not otherwise expired. Such payment shall be made in the same form as such consideration and at such date(s) as specified by the Committee.

5. Characteristics of RSUs.

(a) RSUs are not Shares and the grant of RSUs shall provide only those rights expressly set forth in the Agreement and the Program. The Participant is not deemed to be a stockholder in the Company or have any of the rights of a stockholder in the Company by virtue of the grant of RSUs.

(b) The Participant does not have voting rights or any other rights inherent to the ownership of Shares, including the rights to dividends (other than as provided in Section 10), or other liquidating or non-liquidating distributions, by virtue of being granted RSUs.

(c) Neither the RSUs nor any right hereunder or under the Program shall be transferable or be subject to attachment, execution or other similar process. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate or otherwise dispose of the RSUs or of any right hereunder or under the Program, except as provided for in the Program, or in the event of any levy or any attachment, execution or similar process upon the rights or interest conferred by the RSUs, the Company may terminate the RSUs by notice to the Participant and the RSUs and any related rights, including the right to dividend equivalents as described in Section 10, shall thereupon be cancelled.

6. Effect of Vesting.

(a) If, and at the time, the Participant’s RSUs vest under the terms of Section 3 or Section 4, such Participant shall receive as full consideration for the RSUs a number of Shares equal to the number of RSUs which vested on such date.

(b) The RSUs granted to the Participant shall be maintained in a bookkeeping account with the custodian appointed by the Committee from time to time (the “Custodian”) for such Participant if and until the RSUs are converted into Shares pursuant to this Section 6, at which time the Shares shall be issued to the Participant in accordance with Section 9 below.

7. Forfeiture of RSUs. Subject to the next following sentence, the Participant’s unvested RSUs shall be forfeited to the Company upon the Participant’s termination of Continuous Service with the Company and its Subsidiaries and Affiliates (a) except to the extent they become vested in the event of a termination by the Company without Cause, by the Participant for Good Reason or due to death or Disability as described in Section 3 above or (b) for any reason other than the Participant’s termination by the Company without Cause or the Participant’s voluntary termination due to the existence of Good Reason, in either case during the two-year period beginning on the date of a Change in Control, as provided in Section 4 above. The foregoing provisions of this Section 7 shall be subject to the provisions of any Company plan or written employment, severance or similar agreement that has been or may be executed by the Participant and the Company, and the provisions in such agreement concerning the vesting of RSUs in connection with the Participant’s termination of Continuous Service shall supersede any inconsistent or contrary provision of this Section 7.

8. Compensation Recovery. The Participant’s RSU will be subject to any clawback policy developed by the Board of Directors or the Human Resources and Compensation Committee that is consistent with applicable law.

9. Delivery of Shares to the Participant. As soon as practicable after the RSUs vest and are converted into Shares, and subject to Section 11, the Custodian shall, without transfer or issue tax or other incidental expense to the Participant, deliver to the Participant by first-class insured mail addressed to the Participant at the address shown on page 1 or the last address of record on file with the Custodian, (a) a statement from the Custodian referencing the number of Shares held in the Participant’s name in a book entry account, or (b) at the Participant’s request, certificate(s) for the number of Shares as to which the RSUs vested. In any event, Shares due the Participant shall be delivered as described above no later than March 15 of the year following the calendar year in which such RSUs vest.

10. Dividend Equivalents. The Company shall credit the Participant’s RSU account with an amount equal to the dividends, if any, that would be paid with respect to the unvested RSUs as if the RSUs were actual Shares to a shareholder as of the Record date. Such amount shall be credited to the Participant’s RSU account at the same time dividends are paid with respect to the Shares, shall be subject to the vesting and forfeiture provisions set forth in Sections 3, 4 and 7 of the Agreement, and shall be paid to the Participant in cash, on the first payroll date following when the Participant’s related RSUs vest and are issued as Shares to the Participant, or as soon as practical thereafter.

11. Tax Withholdings and Payments.

(a) The Company or any Subsidiary or Affiliate is authorized to withhold from any payment to be made to the Participant, amounts of income tax withholding and other taxes due in connection with compensation or any other transaction under the Program, including the receipt of Shares under Section 6. The Participant shall hold the Company harmless for any damages caused by his or her failure to so comply and for any other damages caused by his or her actions or inactions.

(b) The Participant may pay withholding taxes attributable to the receipt of Shares in cash, by having Shares withheld by the Company from any Shares that would otherwise be received by the Participant under the Agreement (in which case, the number of Shares so withheld shall have an aggregate Fair Market Value at the time of such withholding sufficient to satisfy the applicable withholding taxes), or by any other method approved by the Committee. If the Participant does not satisfy the withholding obligation by cash payment within a reasonable time established by the Committee, the Participant’s withholding obligation shall be satisfied by the Company’s withholding of Shares from the vested RSUs.

(c) The Company shall deduct from the dividend equivalents paid to the Participant pursuant to Section 10 the Participant’s withholding obligation arising from such payment.

12. Miscellaneous.

(a) The granting of an Award under the Program and the Agreement shall impose no obligation on the Company or any Subsidiary or Affiliate to continue the employment relationship or any other relationship between it and the Participant and shall not lessen or affect the Company’s, Subsidiary’s or Affiliate’s right to terminate its relationship with the Participant. The Participant shall have no claim to be granted any further or other Award under the Program, and there is no obligation for uniformity of treatment of the Participants. The Participant acknowledges and agrees that: (i) the Program is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time; (ii) the grant of RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted repeatedly in the past; (iii) all decisions with respect to future RSU grants, if any, will be at the sole discretion of the Company; (iv) participation in the Program is voluntary; (v) the RSUs are not a part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) the future value of the underlying shares is unknown and cannot be predicted with certainty; and (vii) in consideration of the grant of RSUs, no claim or entitlement to compensation or damages shall arise from termination of the RSUs or diminution in value of the RSUs or Shares received upon vesting including (without limitation) any claim or entitlement resulting from termination of the Participant’s Continuous Service by the Company or a Subsidiary or Affiliate (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant hereby releases the Company and its Subsidiaries and Affiliates from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such claim.

(b) The Agreement shall, subject to the terms hereof, terminate upon the forfeiture and/or vesting of all RSUs and dividend equivalents granted to the Participant hereunder, unless otherwise agreed upon by the parties hereto.

(c) The Agreement may be amended by the written agreement of the Company and the Participant. Notwithstanding the foregoing, (i) the Company may amend, alter or discontinue the Agreement, without the consent of the Participant so long as such amendment, alteration or discontinuance would not impair any of the rights or obligations under any Award theretofore granted to the Participant under the Program; and (ii) the Committee may amend the Agreement in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

(d) The parties agree that the Agreement shall be governed by and interpreted and construed in accordance with the laws of the United States and, in particular, those of the State of Illinois without regard to its conflict of law principles, as Illinois is the situs of the principal corporate office of the Company. Furthermore, to the extent not prohibited under applicable law, and unless the Company affirmatively elects in writing to allow the proceeding to be brought (or itself brings such a proceeding) in a different venue, the parties agree that any suit, action or proceeding with respect to the Program, the RSUs or the Agreement shall be brought in the state courts in Chicago, Illinois or in the U.S. District Court for the Northern District of Illinois. The parties hereby accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding. Venue for any such action, in addition to any other venue required or otherwise mandated by statute, will be in Chicago, Illinois. Each party further agrees to waive any applicable right to a jury trial, and expressly elects to have the matter heard as a bench trial.

(e) Unless waived by the Company, any notice to the Company required under or relating to the Agreement shall be in writing and addressed to:

General Counsel

Heidrick & Struggles International, Inc.

233 South Wacker Drive

Suite 4200

Chicago, IL 60606-6303

13. Program Governs. All terms and conditions of the Program are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Program and the Agreement, the terms and conditions of the Program, as interpreted by the Committee, shall govern.

14. Data Privacy. By signing below, the Participant voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 14. The Participant is not obliged to consent to such collection, use, processing and transfer of personal data. However, the Participant’s failure to provide the consent may affect the

Participant’s ability to participate in the Program. The Company and its Subsidiaries and Affiliates hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other rights or entitlements to shares of stock in the Participant’s favor, for the purpose of managing and administering the Program (“Data”). The Company, its Subsidiaries and its Affiliates will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Program, and the Company and any of its Subsidiaries or Affiliates may each further transfer Data to any third parties assisting in the implementation, administration and management of the Program. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. The Participant authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Program, including any requisite transfer of such Data as may be required for the administration of the Program and/or the subsequent holding of Shares on the Participant’s behalf to a broker or other third party with whom the Participant may elect to deposit any Shares acquired pursuant to the Program. The Participant may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, by withdrawing consent, the Participant will affect his or her ability to participate in the Program.

15. Execution of the Agreement.

(a) The Parties agree that this Agreement shall be considered executed by both parties executing the Agreement as the first page hereof, which is a part hereof.

(b) This Agreement, or any amendments thereto, may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.